UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Eastman Kodak Company (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K, as filed by the Company with the Securities and Exchange Commission on September 10, 2013 (the “Original 8-K”), to disclose the membership of committees of the Company’s New Board (as defined below), and certain other information regarding the New Board.  Other than as included herein, no changes have been made to the Original 8-K.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original 8-K.

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

Pursuant to the Plan and the Confirmation Order, Mark S. Burgess, Matt Doheny, John A. Janitz, George Karfunkel, Jason New and Derek Smith became members of the Company’s new board of directors (the “New Board”) as of the Effective Date.  Existing directors James V. Continenza, William G. Parrett and Antonio M. Perez will continue their service as members of the New Board.

Certain members of the New Board were selected by the Backstop Parties and the Creditors’ Committee in accordance with the terms of the Plan and the Backstop Commitment Agreement.

New and continuing non-employee directors may receive reasonable compensation for their services, including a fixed sum and expenses for attendance at meetings of the New Board and at meetings of committees of the New Board, as may be determined from time to time by the New Board. Historically, non-employee directors have been compensated through a combination of cash retainers and equity-based incentives.  During the chapter 11 proceedings, the directors’ total compensation was reduced and paid fully in cash, with each non-employee director receiving an annual cash retainer of $70,000 and a $112,000 cash award subject to a one-year vesting period.  The presiding director received an additional $100,000 per year, the Audit and Finance Committee chair received an additional $20,000 per year and the Compensation Committee chair received an additional $10,000 per year.

Chair and Committee Appointments

The New Board has elected James V. Continenza Chairman of the New Board.

The New Board has established an  Audit and Finance Committee, an Executive Compensation Committee, and a Corporate Governance and Nominating Committee.  Mark S. Burgess, Matt Doheny, George Karfunkel and William G. Parrett were appointed to serve as members of the Audit and Finance Committee, with Mr. Parrett appointed to serve as Chair.  James V. Continenza, John A. Janitz, Jason New and Derek Smith were appointed to serve as members of the Executive Compensation Committee, with  Mr. Smith appointed to serve as Chair.  James V. Continenza, John A. Janitz, Jason New and Derek Smith were appointed to serve as members of the Corporate Governance and Nominating Committee, with Mr. New appointed to serve as Chair.

A copy of the press release announcing the appointment of Mr. Continenza as Chairman of the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibi

Exhibit No.	Description
99.1	Press Release dated September 25, 2013.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K/A, including the exhibit attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, cash flow, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8-K/A the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10–Q for the quarters ended March 31, 2013 and June 30, 2013, under the headings “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; the ability of the Company to discontinue certain businesses or operations; the Company’s ability to comply with the financial maintenance covenants in its credit facilities; the Company’s ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the Company’s ability to generate or raise cash sufficient to fund continued investments, capital needs, restructuring payments and service its debt; its ability to fairly resolve legacy liabilities; the resolution of claims against the Company; the Company’s ability to retain key executives, managers and employees; the Company’s ability to maintain product reliability and quality and growth in relevant markets; the seasonality of the Company’s businesses; the Company’s ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K/A, including the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date of this report on Form 8-K/A made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:  /s/Patrick M. Sheller
Patrick M. Sheller
Senior Vice President
General Counsel, Secretary & Chief Administrative Officer

Date: September 25, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 25, 2013.